U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 27, 1999


LIGHT MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)


Nevada
(State or jurisdiction of incorporation or organization)

       002-97360-A        .
(Commission File Number


             59-2091510             .
(I.R.S. Employer Identification Number


3060 Mainway Drive, Suite 301, Burlington, Ontario, Canada L7M1A3
 (Address of principal executive offices)	              (Zip Code)


Registrants telephone number:  (915) 682-1761


Triton Acquisition Corporation, 211 West Wall Midland Texas 79701
(Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

On May 21, 1999, pursuant to a resolution of the Board of Directorsof the rgistrant, dated May 20, 1999, the company changed its name from Trition Acquisition Corp. to Light Management Group, Inc. On May 21, 1999, the address of the registrant was changed to: 3060 Mainway Drive, Suite 301, Burlington, Ontario, Canada L7M1A3.


SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIGHT MANAGEMENT GROUP, INC.



Dated: May 27, 1999				By: /s/ Barrington L. Simon
		             	Barrington L. Simon
	             	Chief Executive Officer
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